UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of September 29, 2008 earliest event reported)

Blue Moon Investments, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29021	98-0210152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 700, 1620 Dickson Avenue, Kelowna, British V1Y 9Y2 Columbia,
(Address of principal executive offices) (Zip Code)

250.868.8177
Registrant’s telephone number,including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

On September 29, 2008, Blue Moon Investments (the “Company”) terminated its relationship with Williams & Webster, P.S. (“W&W”), the principal accountant previously engaged to audit the Company’s financial statements. The Company’s board of directors approved the dismissal of W&W. The audit report of W&W for the Company’s financial statements for the fiscal year ending September 30, 2007 and the audit report of W&W for the fiscal years ending September 30, 2006 and 2005, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audit of the fiscal years ending September 30, 2007 and 2006 including the subsequent interim periods since engagement through September 29, 2008, the date of termination, the Company had no disagreements with W&W with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused W&W to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal years ending September 30, 2007 and 2006, including the subsequent interim periods since engagement through September 29, 2008, the date of W&W’s termination, the Company (or anyone on its behalf) did not consult with any other accounting firm regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult any other firm in respect to these matters during the time periods detailed herein.

The Company provided W&W with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from W&W, an independent registered public accounting firm, dated September 30, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On September 30, 2008 the Company engaged De Joya Griffith & Company, LLC as its new principal independent accountant with the approval of the Company’s board of directors. During the years ended September 30, 2007 and 2006, and the subsequent interim period through the date hereof, the Company has not consulted with De Joya Griffith & Company, LLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor has De Joya Griffith & Company, LLC provided to the Company a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with the Company’s former principle independent accountant.

Item 9.01.	Financial Statements and Exhibits

16.1	Letter of Consent from W&W.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 29, 2008

Blue Moon Investments, Inc.

By: /s/ David Ward

Name
Chief Executive Officer